UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2021 (May 27, 2021)

NN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6210 Ardrey Kell Road, Suite 600
Charlotte	,	North Carolina	28277
(Address of principal executive offices)			(Zip Code)

(980) 264-4300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NNBR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The 2021 annual meeting of the stockholders (the “Annual Meeting”) of NN, Inc. (the “Company”) was held on May 27, 2021. As of March 31, 2021, the record date for the Annual Meeting, a total of 43,049,416 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered the following proposals:
(1)To elect eight directors to serve for a term of one year;
(2)To cast an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers;
(3)To cast an advisory (non-binding) vote to ratify the selection of Grant Thornton LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2021; and
(4)To elect Dr. Rajeev Gautam an additional director to serve for a term of one year.
The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.
Proposal 1
Eight directors were elected to serve for a term of one year. The results were as follows:

Name	For	Withheld	Broker Non-Votes
Raynard D. Benvenuti	29,364,795	2,757,557	3,202,194
Robert E. Brunner	29,127,183	2,995,169	3,202,194
Christina E. Carroll	29,301,117	2,821,235	3,202,194
João Faria	31,725,998	396,354	3,202,194
Jeri J. Harman	29,146,569	2,975,783	3,202,194
Dr. Shihab Kuran	31,593,393	528,959	3,202,194
Warren A. Veltman	29,345,512	2,776,840	3,202,194
Thomas H. Wilson, Jr.	29,428,499	2,693,853	3,202,194

Proposal 2
The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was in favor of executive compensation. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
31,028,099	339,552	754,698	3,202,195

Proposal 3
The Audit Committee’s selection of Grant Thornton LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2021 was ratified. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
35,300,374	22,656	1,516	0

Proposal 4
Dr. Gautam was elected to serve for a term of one year. The results were as follows:

For	Withheld	Broker Non-Votes
30,319,374	499,130	4,386,200

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
 (d)    Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 28, 2021

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel